Exhibit 10.1

Execution Copy

WAIVER
TO
CREDIT AGREEMENT

This WAIVER to CREDIT AGREEMENT, dated as of April 16, 2009 (this “Waiver”), is entered into among HUNTSMAN INTERNATIONAL LLC, a Delaware limited liability company (the “Borrower”), and the Revolving Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Deutsche Bank AG New York Branch, as administrative agent, and the financial institutions party thereto as lenders (the “Lenders”), are party to that certain Credit Agreement, dated as of August 16, 2005 (as the same has been heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement;

WHEREAS, Section 9.1 of the Credit Agreement requires that, unless compliance is waived by the Majority Lenders of the Revolving Facility (the “Majority Revolving Facility Lenders”), the Borrower will not permit for any Test Period ending on the last date of any Fiscal Quarter, the Senior Secured Leverage Ratio to exceed 3.75 to 1.00;

WHEREAS, the Borrower has requested that the Revolving Lenders waive the Borrower’s compliance with Section 9.1 of the Credit Agreement for a specified period of time; and

WHEREAS, the Borrower and the Majority Revolving Facility Lenders agree, subject to the limitations and conditions set forth herein, to such waiver request;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1.              Waiver

Subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 hereof, the Revolving Lenders party hereto, constituting the Majority Revolving Facility Lenders, hereby waive the Borrower’s compliance with Section 9.1 for the period commencing on the Waiver Effective Date (as defined below) to and including the Revolver Termination Date (the “Waiver Period”); provided, however, that during the Waiver Period, at any time when Revolving Loans or LC Obligations are outstanding (and for this purpose, the term “LC Obligations” shall exclude the Stated Amount of any outstanding and undrawn Letter of Credit for which the Borrower or any Affiliate thereof has provided cash collateral to the Administrative Agent (or the applicable Facing Agent) as security therefor in an amount not less than the Stated Amount of such Letter of Credit), and unless compliance herewith is further waived by the Majority Revolving Facility Lenders, the Borrower will not permit, for any Test Period ending on the last day of any Fiscal Quarter ending during the Waiver Period, the Senior Secured Leverage Ratio to exceed 5.00 to 1.00; provided further that, solely for the purpose of determining compliance with the financial covenant contained in this proviso:

(a)           Consolidated EBITDA of the Borrower for any Test Period shall be increased by the sum (without duplication) of any lost profits that are attributable to Hurricanes Gustav and Ike that occurred in 2008 in an amount not to exceed (1) $49,000,000 for the third Fiscal Quarter of 2008 and (2) $18,000,000 for the fourth Fiscal Quarter of 2008 (in each case, to the extent such Fiscal Quarters are included in such Test Period); and

(b)           the definition of “Permitted Non-Cash Impairment and Restructuring Charges” shall be modified by replacing the reference to $100,000,000 in clause (ii) thereof with $200,000,000.

Section 2.              Conditions Precedent to the Effectiveness of this Waiver

This Waiver shall become effective as of the date first written above (the “Waiver Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)           Citigroup Global Markets Inc. (together with any of it affiliates, “Citi”) shall have received (i) this Waiver, duly executed by the Borrower and the Revolving Lenders constituting the Majority Revolving Facility Lenders and (ii) the Consent and Agreement, in the form attached hereto as Exhibit A executed by each of the Subsidiary Guarantors; and

(b)           the payment of all fees, costs and expenses as required by clauses (a) and (c) of  Section 4 of this Waiver shall have been received by Citi on or prior to the Waiver Effective Date.

Citi shall promptly notify the Borrower and the Revolving Lenders upon the receipt of (i) this Waiver and the Consent and Agreement as required by clause (a) of this Section 2 and (ii) such fees, costs and expenses as required by clause (b) of this Section 2.

Section 3.              Representations and Warranties

On and as of the Waiver Effective Date, after giving effect to this Waiver, the Borrower hereby represents and warrants to each Revolving Lender as follows:

(a)           this Waiver has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor, as applicable, and constitutes a legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor, as applicable, enforceable against the Borrower and each Subsidiary Guarantor, as applicable, in accordance with its terms, and the Credit Agreement after giving effect to this Waiver, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms (in each case, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law));

(b)           each of the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct as of the Waiver Effective Date, except to the extent such representations and warranties are expressly made as of a specific date, in which event such representations and warranties are true and correct as of such specified date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement after giving effect to this Waiver; and

(c)           no Default or Unmatured Event of Default has occurred and is continuing.

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Section 4.              Fees, Interest and Expenses, etc.

(a)           As consideration for the execution of this Waiver, the Borrower agrees to pay to Citi for the account of each Revolving Lender for which Citi shall have received (by facsimile or otherwise) an executed Waiver (or a release from escrow of an executed Waiver previously delivered in escrow for this Waiver) by 12:00 noon (New York time) on April 16, 2009 (or such later date or time as Citi and the Borrower may agree), a waiver fee equal to 0.50% of such Revolving Lender’s Commitment then in effect; provided, that (i) Citi shall have received on or prior to the Waiver Effective Date from each Revolving Lender executing this Waiver an administrative questionnaire in a form acceptable to Citi and (ii) each Revolving Lender executing this Waiver acknowledges and consents to the payment of such waiver fee to Citi.

(b)           As consideration for the execution of this Waiver, the Borrower agrees that during the Waiver Period, (i) the Commitment Fee required to be paid by the Borrower pursuant to Section 3.2(a) of the Credit Agreement shall be based on an Applicable Commitment Fee Percentage that is 0.25% per annum in excess of the Applicable Commitment Fee Percentage otherwise payable pursuant to, and in accordance with, Section 3.2(a) of the Credit Agreement, (ii) with respect to Letters of Credit outstanding at any time, the LC Commission required to be paid by the Borrower pursuant to Section 2.9(e)(ii) of the Credit Agreement shall be based on an Applicable Eurocurrency Margin for Revolving Loans at a rate that is 2.25% per annum in excess of the Applicable Eurocurrency Margin otherwise payable pursuant to, and in accordance with, Section 2.9(e)(ii) of the Credit Agreement, (iii) with respect to Revolving Loans that are Base Rate Loans, interest required to be paid by the Borrower pursuant to Section 3.1(a) of the Credit Agreement shall be based on an Applicable Base Rate Margin that is 2.25% per annum in excess of the Applicable Base Rate Margin otherwise payable pursuant to, and in accordance with, Section 3.1(a) of the Credit Agreement and (iv) with respect to Revolving Loans that are Eurocurrency Loans, interest required to be paid by the Borrower pursuant to Section 3.1(b) of the Credit Agreement shall be based on an Applicable Eurocurrency Margin that is 2.25% per annum in excess of the Applicable Eurocurrency Margin otherwise payable pursuant to, and in accordance with, Section 3.1(b) of the Credit Agreement.

(c)           The Borrower agrees to pay on demand all costs and expenses of Citi in connection with the preparation, reproduction, execution and delivery of this Waiver and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Citi with respect thereto).

(d)           As consideration for the execution of this Waiver, the Borrower agrees that during the Waiver Period, unless compliance therewith is waived by the Majority Revolving Facility Lenders:

(i)  if at the end of any Fiscal Quarter, (A) the Assigned Dollar Value of all outstanding Revolving Loans and Swing Line Loans is $0, (B) the Borrower has cash collateralized LC Obligations under the Credit Agreement and (C) the Borrower would not have been in compliance with the Senior Secured Leverage Ratio set forth in the first proviso of Section 1 of this Waiver had there been a Revolving Loan of at least $1 outstanding, the Borrower shall not request a Borrowing for a Revolving Loan and/or Swing Line Loan in the next succeeding Fiscal Quarter under the Revolving Facility;

(ii)  the Borrower shall not repay or make any payment of principal or interest under that certain promissory note with an effective date of May 30, 2008, as amended and restated effective as of January 6, 2009, issued by the Borrower to Huntsman Corporation (the “Huntsman Corporation Note”), at any time on which the Assigned Dollar Value of all outstanding Revolving Loans and Swing Line Loans exceeds $0;

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(iii)  the Borrower shall not repay or make any payment of principal or interest under the Huntsman Corporation Note, if such repayment or payment, on a pro forma basis, would reduce the aggregate principal amount outstanding under the Huntsman Corporation Note to an amount less than $525,000,000; and

(iv)  notwithstanding the terms of Section 8.4(b) of the Credit Agreement, neither the Borrower nor any Subsidiary of the Borrower will make Restricted Payments pursuant to Section 8.4(b) of the Credit Agreement after the Waiver Effective Date in an aggregate amount greater than the sum of (a) $100,000,000 plus (b) Available Equity Proceeds.

Section 5.              Reference to the Effect on the Loan Documents

(a)           Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement after giving effect to this Waiver; and this Waiver and the Credit Agreement shall be read together and construed as a single instrument.

(b)           Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)           This Waiver is a Loan Document.

Section 6.              Execution in Counterparts

This Waiver may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.

Section 7.              Governing Law

This Waiver shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to principles of conflicts of laws.

Section 8.              Titles

The section titles contained in this Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.  Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the

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reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.  If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 9.                  Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10.                Severability

The fact that any term or provision of this Waiver is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11.                Successors

The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12.                Consent to Jurisdiction; Waiver of Jury Trial

(a)           EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WAIVER, AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH UNITED STATES FEDERAL OR NEW YORK STATE COURT AND THE BORROWER AND EACH REVOLVING LENDER IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(b)           EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS WAIVER OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

HUNTSMAN INTERNATIONAL LLC,
as Borrower

By:	/s/ Sean Douglas
Name: Sean Douglas
Title: Vice President and Treasuer

EXHIBIT A

FORM OF CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS

The undersigned hereby consents to a Waiver to the Credit Agreement, dated as of the date hereof (the “Waiver”; capitalized terms used herein but not defined herein are used with the meanings given them in the Waiver), entered into among HUNTSMAN INTERNATIONAL LLC, a Delaware limited liability company, and the Revolving Lenders party thereto.

The undersigned further agrees that the terms of this Waiver shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Waiver), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

This Consent and Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent and Agreement.  Notices to parties hereto shall be given as provided in the Waiver.

The terms of this Consent and Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Consent and Agreement shall be governed by and construed in accordance with the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

[Signature Page to Consent of Subsidiary Guarantors]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be duly executed and delivered as of April 16, 2009.

HUNTSMAN FUELS, L.P.
PETROSTAR FUELS LLC

By:	/s/ Samuel D. Scruggs
Name: Samuel D. Scruggs
Title: Vice President

EXECUTED as a deed by
TIOXIDE AMERICAS INC.

By:	/s/ L. Russell Healy
Name: L. Russell Healy
Title:Vice President and Treasurer

Witnessed by:	/s/ Jodi Russell

Executed and delivered as a deed on behalf of TIOXIDE GROUP acting by:

/s/ J. Kimo Esplin	Director
J. Kimo Esplin	Name

/s/ L. Russell Healy	Director
L. Russell Healy	Name

[Signature Page to Consent of Subsidiary Guarantors]

AIRSTAR CORPORATION

EUROFUELS LLC

EUROSTAR INDUSTRIES LLC

HUNTSMAN ADVANCED MATERIALS AMERICAS INC.

HUNTSMAN ADVANCED MATERIALS LLC

HUNTSMAN AUSTRALIA INC.

HUNTSMAN CHEMICAL COMPANY LLC

HUNTSMAN CHEMICAL FINANCE CORPORATION

HUNTSMAN CHEMICAL PURCHASING CORPORATION

HUNTSMAN EA HOLDINGS LLC

HUNTSMAN ENTERPRISES, INC.

HUNTSMAN ETHYLENEAMINES LTD.

HUNTSMAN EXPANDABLE POLYMERS COMPANY, LC

By:     Huntsman International Chemicals Corporation, its Sole Member and Manager

HUNTSMAN GROUP INTELLECTUAL PROPERTY HOLDINGS CORPORATION

HUNTSMAN HEADQUARTERS CORPORATION

HUNTSMAN INTERNATIONAL CHEMICALS CORPORATION

HUNTSMAN INTERNATIONAL FINANCIAL LLC

HUNTSMAN INTERNATIONAL FUELS, L.P.

HUNTSMAN INTERNATIONAL TRADING CORPORATION

HUNTSMAN MA INVESTMENT CORPORATION

HUNTSMAN MA SERVICES CORPORATION

HUNTSMAN PETROCHEMICAL CORPORATION

HUNTSMAN PETROCHEMICAL FINANCE CORPORATION

HUNTSMAN PETROCHEMICAL PURCHASING CORPORATION

HUNTSMAN PROCUREMENT CORPORATION

HUNTSMAN PROPYLENE OXIDE HOLDINGS LLC

HUNTSMAN PROPYLENE OXIDE LTD.

HUNTSMAN PURCHASING, LTD.

By:     Huntsman Procurement Corporation, its General Partner

HUNTSMAN TEXAS HOLDINGS LLC

JK HOLDINGS CORPORATION

PETROSTAR INDUSTRIES LLC

POLYMER MATERIALS INC.

By:	/s/ Sean Douglas
Name: Sean Douglas
Title: Vice President

[Signature Page to Consent of Subsidiary Guarantors]